UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2004



                              GLOBALNET CORPORATION
             (Exact name of registrant as specified in its charter)

Nevada                           0-24962                          75-2863583
(State of incorporation)  (Commission File Number)           (I.R.S. Employer
                                                            Identification No.)

                         18851 NE 29th Avenue, 7th Floor
                             Aventura, Florida 33180
           (Address of principal executive office, including zip code)

                                 (786) 541-0200
                     (Telephone number, including area code)

Item 3.     Bankruptcy or Receivership

On June 30, 2004, GlobalNet International LLC, one of registrant's operating subsidiaries, filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, in the United States Bankruptcy Court for the Southern District of New York. The registrant, the parent company of GlobalNet International LLC, is not included in the filing and will continue to operate normally. On July 1, 2004, registrant issued a press release announcing GlobalNet International LLC's filing of the voluntary petition. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 7.     Exhibits.

Exhibit      Description
-------     --------------

99.1           Press release issued on or about July 1, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GlobalNet Corporation

Date: July 15, 2004                By: /s/MARK T. WOOD
                                       ---------------
                                          Mark T. Wood
                                          Chief Executive Officer and President